EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Origin Investment Corp I (the “Company”) on Form 10-Q for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Yung-Hsi (“Edward”) Chang, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2025

/s/ Yung-Hsi (“Edward”) Chang
Yung-Hsi (“Edward”) Chang
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)